                  As filed with the Securities and Exchange Commission on [date]



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8267



                                Kopp Funds, Inc.
               (Exact name of registrant as specified in charter)



                       7701 France Avenue South, Suite 500
                             Edina, Minnesota 55435
               (Address of principal executive offices) (Zip code)



                              Kathleen S. Tillotson
                                Kopp Funds, Inc.
                       7701 France Avenue South, Suite 500
                             Edina, Minnesota 55435
                     (Name and address of agent for service)



                                 (952) 841-0400
               Registrant's telephone number, including area code



Date of fiscal year end: September 30, 2004



Date of reporting period:  March 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

May 15, 2004

DEAR FELLOW SHAREHOLDERS:

One of the best-kept secrets in the world today is the recovery in the U.S. economy and the earnings power of Corporate America. We believe there are two primary reasons for this "minimization" of the economic recovery. First, the current geopolitical environment and presidential campaign rhetoric are focusing media attention to other areas. To the extent that the media has turned its attention to the economy, the focus has been on employment, which has indeed been the weak spot in the recovery. We believe there are signs of improvement here, however. Because numerous new companies were formed near the last peak, we believe hiring went overboard in 1999-2000. Millions of jobs were trimmed subsequent to that artificial bubble, and we are just now starting to see signs of pent-up demand. A recent Manpower survey indicated that 28% of employers plan to add workers in the second quarter. This figure is double what it was a year ago and the highest it has been since the first quarter of 2001. Importantly, employment activity has broadened beyond the staffing companies, into corporations and small businesses.

The second reason that we believe the recovery has remained a relative secret is that corporate executives are tempering their public exuberance regarding near-term results, having learned their lessons in the past about over-exuberance. Larry Kudlow points out that, while after-tax corporate profits surged to almost $962 billion in the fourth quarter -- an 87% rise from the third-quarter 2001 trough -- the S&P 500 has risen only 46% from its October 2002 lows. This suggests to us that valuations are not at troublesome levels and that the market has a way to go in catching up with rising earnings.

The market pundits are not talking much about the strong market drivers. We view as significant, the fact that interest rates are at historically low levels, even with a modest move up this year. There are still huge amounts of cash hiding in money market funds and short-term investments. As corporate profits continue to build momentum, we believe some of that cash will be reallocated to equity investments. In addition, taxes on capital gains and dividends are now at historically low levels of 15%. We believe this reduction in taxes should be a powerful driver of the demand for equity investments.

Corrections in the market are a normal part of the process, but the markets of the past few years have been exceptionally painful. Three of the six worst quarters (as measured by the S&P 500) in the last 30 years were in the 2001-2002 period. Indeed, three of the worst four years in the last 30 years were 2000-2001-2002. The NASDAQ's recovery went uninterrupted for nearly sixteen months without a significant correction. It recovered 94% from October 9, 2002 to January 26, 2004. We believe the long-term health of the market is enhanced by the correction experienced from January 26, 2004 to March 23, 2004. Recent financial highlights of the Kopp Emerging Growth Fund through March 31, 2004 are presented on pages 8 and 9 of this report.

We are optimistic going forward. January tends to be a good predictor of the full year. Since 1950, the performance of the S&P 500 in January has predicted (with 92% accuracy) the direction of the market for the full calendar year. For example, if January is up, the market has tended to be up for the year. This barometer is based on the S&P 500. In January 2004, the S&P 500 Index was up 1.7%. Indeed, earnings for the first quarter have generally exceeded expectations.

Bull markets last longer than bear markets. According to Bloomberg, Post-World War II bull markets have generally started strong and averaged 4.5 years in duration. The current bull market started in October 2002, and we believe has much further to run.

Extended periods of gains generally follow extended periods of losses. According to Ibbotson Associates, there have been only nine times since 1926 when the five-calendar-year average annual return for the S&P 500 Index has fallen into negative territory. The eighth and ninth times are represented by two very recent five-year periods, 1998-2002 and 1999-2003. The five-calendar-year periods following these negative periods have historically been profitable for the market, producing average annual gains of 15%. Of course, past performance does not guarantee future results, and small-cap investing carries more risk than investing in larger, more well-established companies.

We believe a long-term, disciplined approach to investing still works. We have been through a lot since the fall of 2000. Sticking to our management strategies of long-term investing and staying fully invested was challenging, but we did not drift from our style. Over the long term, we also will not drift from our three key operating philosophies -- superior investment performance, quality client service, and integrity.

Sincerely,

/s/ L.C. KOPP

LEE KOPP
President

                                TOP ten HOLDINGS
------------------------------------------------------

 1.  EPICOR SOFTWARE CORPORATION (EPIC)
 2.  ENDOCARDIAL SOLUTIONS, INC. (ESCI)
 3.  VITESSE SEMICONDUCTOR CORPORATION (VTSS)
 4.  VENTANA MEDICAL SYSTEMS, INC. (VMSI)
 5.  HYPERION SOLUTIONS CORPORATION (HYSL)
 6.  ADC TELECOMMUNICATIONS, INC. (ADCT)
 7.  SYMYX TECHNOLOGIES, INC. (SMMX)
 8.  STRATEX NETWORKS, INC. (STXN)
 9.  LECROY CORPORATION (LCRY)
10.  CONEXANT SYSTEMS, INC. (CNXT)

                               TOP ten INDUSTRIES
------------------------------------------------------
(PIE CHART)

                                         SOFTWARE                              TELECOMMUNICATION   THERAPEUTICS/SPECIALTY
                       SEMICONDUCTOR   APPLICATIONS   WIRELESS   DIAGNOSTICS       EQUIPMENT             COMPOUNDS
                       -------------   ------------   --------   -----------   -----------------   ----------------------
Top ten Industries         14.8%           11.0%        8.2%        7.6%             5.6%                   5.2%

                                          LASER-
                                          BASED
                                        COMPONENTS                             OTHER
                                            &                   INFORMATION    COMMON      CASH &
                       CARDIOVASCULAR   SUBSYSTEMS   GENOMICS    SECURITY      STOCK     EQUIVALENTS
                       --------------   ----------   --------   -----------    ------    -----------
Top ten Industries          4.4%           4.3%        4.2%        3.4%        30.0%        1.3%

   Percentages represent market value as a percentage of total investments on
                                    3/31/04.
--------------------------------------------------------------------------------

          It should not be assumed that the Fund's stock selection or investment philosophy will be profitable or will equal past performance. Because of daily market fluctuations, current
          Fund performance may also be different from the performance described in this report. Small-cap stocks involve greater risks and volatility than those of larger, more established companies. Potential for profit entails possibility of loss.

         The shareholder letter is for general information only and is not intended to provide specific advice or stock
              recommendations to any individual. It is also not a
            solicitation for the purchase or sale of any security or
          investment advisory service. The opinions in the letter are those of Kopp Investment Advisors, are subject to change
          without notice, and may not come to pass. Future investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time the letter was written.

         A stock market index is unmanaged and does not charge advisory fees, transactions costs, or other expenses incurred by a mutual fund. Any index will include a different degree of investment in individual securities, industries, or sectors from the Kopp Emerging Growth Fund. The mention of an index does not mean that the index is an appropriate benchmark for the Fund. Although the data in the letter has been obtained from sources believed reliable, Kopp Investment
          Advisors cannot guarantee the accuracy of such information.

         >This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a
          prospectus. For more information on the Kopp Emerging Growth
             Fund, including current performance and expenses, call
  1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money. The Fund should be used in a program of diversified investing and not as a complete investment program.

                    (This page is intentionally left blank.)

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers
    (cost $598,254,282)                  $  497,273,516
  Investments in securities of
    affiliated issuers (cost
    $101,003,709)                            72,814,841
-------------------------------------------------------
Total investments in securities (cost
  $699,257,991)                             570,088,357
Receivable for securities sold                  670,034
Receivable from capital shares sold           1,238,051
Income receivable                                 3,713
Prepaid expenses                                 50,030
-------------------------------------------------------
Total Assets                                572,050,185
-------------------------------------------------------
LIABILITIES
Payable for securities purchased              1,688,537
Payable for capital shares redeemed             935,228
Payable to investment advisor                   496,679

Payable for service fees                        302,180
Payable for distribution fees                   148,287
Payable to affiliated distributor                35,698
Accrued other expenses                          220,532
-------------------------------------------------------
Total Liabilities                             3,827,141
-------------------------------------------------------
NET ASSETS                               $  568,223,044
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      562,130
Paid-in-capital in excess of par            742,826,496
Accumulated undistributed net
  investment loss                            (4,800,335)
Accumulated net realized losses on
  investments                               (41,195,613)
Unrealized net depreciation on
  investments                              (129,169,634)
-------------------------------------------------------
Total Net Assets                         $  568,223,044
-------------------------------------------------------
CLASS A
Net Assets                               $  447,587,561
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                44,365,930
Net asset value per share (note 1)       $        10.09
-------------------------------------------------------
Maximum offering price per share
  (note 1)                               $        10.46
-------------------------------------------------------
CLASS I
Net Assets                               $   86,294,275
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 8,328,299
Net asset value, offering price and
  redemption price per share             $        10.36
-------------------------------------------------------
CLASS C
Net Assets                               $   34,341,208
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 3,518,804
Net asset value and offering price
  per share (note 1)                     $         9.76
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the six months ended March 31, 2004 (Unaudited)


-------------------------------------------------------
INVESTMENT INCOME
Dividends                                   $    14,569
-------------------------------------------------------
Total investment income                          14,569
-------------------------------------------------------
EXPENSES
Investment advisory fee                       3,010,981
Service fees -- Class A                         596,947
Service fees -- Class C                          44,586
12b-1 fees -- Class A                           238,779
12b-1 fees -- Class C                           133,759
Transfer agent fees and expenses                345,321
Fund administration fees                        167,097
Custody fees                                     65,331
Fund accounting fees                             59,475
Reports to shareholders                          45,750
Professional fees                                24,423
Federal and state registration fees              15,429
Directors' fees and expenses                     15,006
Other expenses                                   52,020
-------------------------------------------------------
Total expenses                                4,814,904
-------------------------------------------------------
NET INVESTMENT LOSS                          (4,800,335)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized loss on investment
  transactions:
  Net realized loss on investment
    transactions of unaffiliated issuers     (7,102,207)
  Net realized gain on investment
    transactions of affiliated issuers           27,387
Change in unrealized appreciation on
  investments                                67,676,532
-------------------------------------------------------
Net gain on investments                      60,601,712
-------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                           $55,801,377
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended     Year Ended
                                                                March 31, 2004     September 30,
                                                                 (Unaudited)           2003

------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                              $ (4,800,335)     $ (6,420,785)
Net realized loss on investments                                   (7,074,820)      (20,850,604)
Change in unrealized appreciation (depreciation) on
  investments                                                      67,676,532       275,472,871
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               55,801,377       248,201,482
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                      48,174,601        95,433,954
    Cost of shares redeemed                                       (68,645,289)      (91,089,573)
  Class I:
    Proceeds from shares sold                                       3,356,224        11,970,804
    Cost of shares redeemed                                        (1,760,428)       (1,741,847)
  Class C:
    Proceeds from shares sold                                       7,524,541         7,626,720
    Cost of shares redeemed                                        (5,270,019)       (2,820,110)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              (16,620,370)       19,379,948
------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       39,181,007       267,581,430
------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                               529,042,037       261,460,607
------------------------------------------------------------------------------------------------
End of period                                                    $568,223,044      $529,042,037
------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                       Six Months
                                          Ended        Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
                                        Mar. 31,       Sept. 30,      Sept. 30,      Sept. 30,       Sept. 30,       Sept. 30,
                                          2004            2003           2002           2001            2000            1999
                                       ----------      ----------     ----------     ----------      ----------      ----------
                                         Class A        Class A        Class A        Class A         Class A
                                       (Unaudited)                                                                    Class A
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period      $ 9.10          $ 4.69         $ 8.64        $ 30.78           $11.89         $ 5.81

-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment loss                        (0.09)(3)       (0.11)(3)      (0.15)(3)      (0.22)(3)        (0.38)(2)      (0.14)(3)
Net realized and unrealized gain
 (loss) on investments                      1.08            4.52          (3.80)        (19.83)           19.27           6.22
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            0.99            4.41          (3.95)        (20.05)           18.89           6.08

-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized gain        --              --             --            (2.09)            --             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.09          $ 9.10         $ 4.69        $  8.64           $30.78         $11.89

-------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)       $447,588        $423,165       $217,177       $412,503       $1,201,524       $404,630
Ratio of expenses to average net
 assets                                     1.61%(8)        1.72%          1.69%          1.60%            1.68%(9)       1.50%(4)
Ratio of net investment loss to
 average net assets                        (1.61)%(8)      (1.71)%        (1.67)%        (1.43)%          (1.55)%(9)     (1.44)%(6)
Portfolio turnover rate(10)                  8.7%(12)       26.9%          17.4%           6.6%            21.9%          41.3%
Total return(11)                           10.88%(12)      94.03%        (45.72)%       (69.58)%         158.87%        104.65%

-------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations for Class C.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

(3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(4) Absent voluntary fee waivers for the year ended September 30, 1999, the ratio of expenses to average net assets would have been 1.70% for Class A and 1.35% for Class I.

(5) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C.

(6) Absent voluntary fee waivers for the year ended September 30, 1999, the ratio of net investment loss to average net assets would have been (1.64)% for Class A and (1.29)% for Class I.

                                       9

Six Months                                                                                 Six Months
   Ended        Year Ended     Year Ended     Year Ended     Year Ended     Year Ended        Ended        Year Ended
 Mar. 31,       Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,       Mar. 31,       Sept. 30,
   2004            2003           2002           2001           2000           1999           2004            2003
----------      ----------     ----------     ----------     ----------     ----------     ----------      ----------
  Class I        Class I        Class I        Class I        Class I        Class I         Class C        Class C
(Unaudited)                                                                                (Unaudited)
---------------------------------------------------------------------------------------------------------------------
   $ 9.33         $ 4.79         $ 8.79        $ 31.17         $12.00         $ 5.84          $ 8.83         $ 4.58

---------------------------------------------------------------------------------------------------------------------
    (0.07)(3)      (0.08)(3)      (0.12)(3)      (0.18)(3)      (0.30)(2)      (0.09)(3)       (0.11)(3)      (0.14)(3)
     1.10           4.62          (3.88)        (20.11)         19.47           6.25            1.04           4.39
---------------------------------------------------------------------------------------------------------------------
     1.03           4.54          (4.00)        (20.29)         19.17           6.16            0.93           4.25

---------------------------------------------------------------------------------------------------------------------
     --             --             --            (2.09)          --             --              --             --
---------------------------------------------------------------------------------------------------------------------
   $10.36         $ 9.33         $ 4.79        $  8.79         $31.17         $12.00          $ 9.76         $ 8.83

---------------------------------------------------------------------------------------------------------------------
  $86,294        $76,501        $31,920        $58,767       $200,347        $64,653         $34,341        $29,376
     1.26%(8)       1.37%          1.34%          1.25%          1.33%(9)       1.15%(4)        2.26%(8)       2.37%
    (1.26)%(8)     (1.36)%        (1.32)%        (1.08)%        (1.20)%(9)     (1.09)%(6)      (2.26)%(8)     (2.36)%
      8.7%(12)      26.9%          17.4%           6.6%          21.9%          41.3%            8.7%(12)      26.9%
    11.04%(12)     94.78%        (45.51)%       (69.47)%       159.75%        105.48%          10.53%(12)     92.80%

---------------------------------------------------------------------------------------------------------------------

                                              Feb. 19,
                                              1999(1)
Year Ended     Year Ended     Year Ended      through
Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
   2002           2001           2000          1999
----------     ----------     ----------     ---------
 Class C        Class C        Class C        Class C

------------------------------------------------------------
  $ 8.49        $ 30.49         $11.85        $ 8.09
------------------------------------------------------------
   (0.21)(3)      (0.29)(3)      (0.60)(2)     (0.07)(3)
   (3.70)        (19.62)         19.24          3.83
------------------------------------------------------------
   (3.91)        (19.91)         18.64          3.76
------------------------------------------------------------
    --            (2.09)          --            --
------------------------------------------------------------
  $ 4.58        $  8.49         $30.49        $11.85
------------------------------------------------------------
 $12,364        $21,705        $44,111        $1,891
    2.34%          2.25%          2.33%(9)      2.15%(5)(8)
   (2.32)%        (2.08)%        (2.20)%(9)    (2.09)%(7)(8)
    17.4%           6.6%          21.9%         41.3%
  (46.05)%       (69.79)%       157.30%        46.48%(12)
------------------------------------------------------------

 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.

 (8) Annualized.

 (9) For the year ended September 30, 2000, the ratio includes Advisor fee-waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11) Total return excludes sales charges.

(12) Not annualized.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2004 (Unaudited)

Number of
  Shares                                              Value
---------------------------------------------------------------
COMMON STOCK -- 99.0%
---------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 0.9%
   250,000   SERENA Software, Inc.                 $  5,087,500
---------------------------------------------------------------
ARTHROSCOPY -- 1.4%
   350,000   ArthroCare Corporation                   8,088,500
---------------------------------------------------------------
CARDIOVASCULAR -- 4.4%
 1,000,000   CardioDynamics International
              Corporation                             6,320,000
 2,135,703   Endocardial Solutions, Inc.(#)          18,537,902
---------------------------------------------------------------
                                                     24,857,902
---------------------------------------------------------------
DATA STORAGE -- 1.3%
   550,000   EMC Corporation                          7,485,500
---------------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 3.0%
   406,491   Hyperion Solutions Corporation          16,849,052
---------------------------------------------------------------
DIAGNOSTICS -- 7.7%
   200,000   Biosite Diagnostics, Inc.                6,394,000
   600,000   Cepheid, Inc.                            5,586,000
   300,000   Gen-Probe Incorporated                  10,023,000
   595,000   Quidel Corporation                       3,921,050
   430,000   Ventana Medical Systems, Inc.           17,612,800
---------------------------------------------------------------
                                                     43,536,850
---------------------------------------------------------------
ELECTRONIC COMPONENTS/MANUFACTURING -- 1.6%
   300,000   Artesyn Technologies, Inc.               2,856,000
   200,000   Plexus Corp.                             3,558,000
   250,000   Sanmina-SCI Corporation                  2,752,500
---------------------------------------------------------------
                                                      9,166,500

Number of
  Shares                                              Value
---------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.0%
   250,000   Artisan Components, Inc.              $  5,572,500
---------------------------------------------------------------
GENOMICS -- 4.2%
   750,000   CuraGen Corporation                      4,680,000
 1,000,000   Medarex, Inc.                            8,970,000
   800,000   Sangamo BioSciences, Inc.                4,944,000
 2,800,000   Transgenomic, Inc.(#)                    5,488,000
---------------------------------------------------------------
                                                     24,082,000
---------------------------------------------------------------
IMAGING -- 2.2%
   400,000   SonoSite, Inc.                           8,532,000
   400,000   Vital Images, Inc.                       4,016,000
---------------------------------------------------------------
                                                     12,548,000
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.1%
   570,000   Adept Technology, Inc.                     535,800
---------------------------------------------------------------
INFORMATION SECURITY -- 3.4%
   950,000   Digimarc Corporation                    11,751,500
   200,000   Macrovision Corporation                  3,736,000
   100,000   SafeNet, Inc.                            3,754,000
---------------------------------------------------------------
                                                     19,241,500
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 0.3%
   300,000   Lightbridge, Inc.                        1,770,000
---------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 4.4%
 3,000,000   Finisar Corporation                      6,540,000
 2,100,000   JDS Uniphase Corporation                 8,547,000
 3,850,000   Oplink Communications, Inc.              9,663,500
---------------------------------------------------------------
                                                     24,750,500

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2004 (Unaudited)

Number of
  Shares                                              Value
---------------------------------------------------------------
MACHINE VISION/INSPECTION -- 2.5%
   240,000   CyberOptics Corporation               $  4,310,400
   620,000   Zygo Corporation                         9,690,600
---------------------------------------------------------------
                                                     14,001,000
---------------------------------------------------------------
NETWORKING -- 2.1%
 4,000,000   Enterasys Networks, Inc.                10,120,000
    75,000   Larscom Incorporated -- Class A            367,500
   500,000   Visual Networks, Inc.                    1,665,000
---------------------------------------------------------------
                                                     12,152,500
---------------------------------------------------------------
ORTHOPEDICS -- 0.4%
   150,000   Interpore International, Inc.            2,157,000
---------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 3.3%
 1,080,000   Array BioPharma Inc.                     9,720,000
   630,000   Caliper Life Sciences, Inc.              4,315,500
   500,000   Harvard Bioscience, Inc.                 4,643,000
---------------------------------------------------------------
                                                     18,678,500
---------------------------------------------------------------
SEMICAP EQUIPMENT -- 2.6%
   200,000   Brooks Automation, Inc.                  4,196,000
   200,000   MKS Instruments, Inc.                    4,802,000
   450,500   Trikon Technologies, Inc.                1,441,600
   150,000   Veeco Instruments Inc.                   4,207,500
---------------------------------------------------------------
                                                     14,647,100

Number of
  Shares                                              Value
---------------------------------------------------------------
SEMICONDUCTOR -- 14.8%
   950,000   ANADIGICS, Inc.                       $  5,909,000
   500,000   Applied Micro Circuits Corporation       2,875,000
   600,000   Centillium Communications, Inc.          2,712,000
 2,000,000   Conexant Systems, Inc.                  12,320,000
 1,000,000   Mindspeed Technologies Inc.              6,530,000
   400,000   PMC-Sierra, Inc.                         6,788,000
 1,700,000   QuickLogic Corporation(#)                6,475,300
   750,000   Skyworks Solution, Inc.                  8,745,000
   335,000   Synaptics Incorporated                   5,875,900
 2,600,000   Vitesse Semiconductor Corporation       18,434,000
 2,000,000   WJ Communications, Inc.                  7,400,000
---------------------------------------------------------------
                                                     84,064,200
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 11.0%
 2,100,000   Epicor Software Corporation             27,867,000
   750,000   MapInfo Corporation                      9,570,000
   650,000   MRO Software, Inc.                       7,553,000
   570,000   PLATO Learning, Inc.                     5,751,300
   750,000   Retek Inc.                               5,670,000
   925,000   Vastera, Inc.                            3,589,000
   205,400   Verity, Inc.                             2,807,818
---------------------------------------------------------------
                                                     62,808,118
---------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 2.6%
   925,000   DepoMed, Inc.                            7,242,750
 1,482,500   InKine Pharmaceutical Company, Inc.      7,694,175
---------------------------------------------------------------
                                                     14,936,925
---------------------------------------------------------------
SURGICAL PRODUCTS -- 0.8%
   170,000   Closure Medical Corporation              4,675,000
---------------------------------------------------------------
SYSTEM SOFTWARE -- 1.0%
   350,000   VeriSign, Inc.                           5,806,500

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2004 (Unaudited)

Number of
  Shares                                              Value
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 5.6%
 5,000,000   ADC Telecommunications, Inc.          $ 14,500,000
   180,000   Advanced Fibre Communications, Inc.      3,965,400
   650,000   Network Equipment Technologies, Inc.     6,487,000
 1,610,000   Tut Systems, Inc.(#)                     7,019,600
---------------------------------------------------------------
                                                     31,972,000
---------------------------------------------------------------
TEST AND MEASUREMENT -- 2.2%
   611,274   LeCroy Corporation(#)                   12,696,161
---------------------------------------------------------------
THERAPEUTICS/SPECIALTY COMPOUNDS -- 5.2%
   400,000   Cell Genesys, Inc.                       4,816,000
 1,120,120   Neose Technologies, Inc.(#)             10,529,128
   500,000   Symyx Technologies, Inc.                14,320,000
---------------------------------------------------------------
                                                     29,665,128
---------------------------------------------------------------
VOICE PROCESSING -- 0.8%
   800,000   Captaris Inc.                            4,400,000
---------------------------------------------------------------
WIRELESS -- 8.2%
   625,000   EMS Technologies, Inc.(#)               12,068,750
 5,000,000   Proxim Corporation -- Class A            8,850,000
 1,000,000   REMEC, Inc.                              7,600,000
   300,000   RF Monolithics, Inc.                     3,201,000
 3,000,000   Stratex Networks, Inc.                  14,250,000
   300,000   Superconductor Technologies Inc.           690,000
---------------------------------------------------------------
                                                     46,659,750
---------------------------------------------------------------
Total Common Stock (cost $692,061,620)              562,891,986

Number of
  Shares                                              Value
---------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.3%
---------------------------------------------------------------
INVESTMENT COMPANY -- 1.3%
 7,196,371   First American Prime Obligations
              Fund, Class I(*)                     $  7,196,371
---------------------------------------------------------------
Total Short-Term Investment (cost $7,196,371)         7,196,371
---------------------------------------------------------------
Total Investments -- 100.3% (cost $699,257,991)     570,088,357
---------------------------------------------------------------
Liabilities, less Other Assets -- (0.3)%            (1,865,313)
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $568,223,044
---------------------------------------------------------------

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See note 7.

* Income producing security. All other securities are non-income producing.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2004 (Unaudited)

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, LLC (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. Class A shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase. The Class I shares are subject to a 2% redemption fee of the then current value of the shares on redemptions made within 24 months of purchase. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter. Class C shares may also be subject to a 2% redemption fee on certain redemptions made within 30 days of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price. For securities traded on NASDAQ, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is below the bid, the bid will be the closing price. Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under supervision of the Board of Directors of the Company. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on dispositions; trading in similar securities of the same issuer or comparable companies; information received from brokers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is recorded.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amounts related to the deferral of post-October and wash sale losses.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

ILLIQUID OR RESTRICTED SECURITIES

Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. As of March 31, 2004, the Fund held no illiquid or restricted securities.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis.

3. INCOME TAX INFORMATION

At September 30, 2003, the Fund's most recently completed fiscal year end, the Fund had net realized capital loss carryovers of $187,528, $208,436, and $12,647,345 expiring in 2009, 2010, and 2011, respectively. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryover. During the fiscal year ended September 30, 2003, the Fund utilized post-October capital losses of $11,974,762. The Fund incurred losses in the amount of $20,143,957 from November 1, 2002 to September 30, 2003. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2004.

At September 30, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments(a)                    $ 727,485,783
                                          -------------
Gross unrealized appreciation             $ 129,109,369
Gross unrealized depreciation              (326,889,062)
                                          -------------
Net unrealized depreciation on
  investments                             $(197,779,693)
-------------------------------------------------------
Undistributed ordinary income             $          --
Undistributed long-term capital gain                 --
                                          -------------
Total distributable earnings              $          --
-------------------------------------------------------
Other accumulated losses                  $ (33,187,266)
                                          -------------
Total accumulated losses                  $(230,966,959)
-------------------------------------------------------

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to the deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                               Class A
                           Six Months Ended        Class A
                            March 31, 2004        Year Ended
                             (Unaudited)      September 30, 2003
                           ----------------   ------------------
Shares sold                    4,469,393          13,976,915
Shares redeemed               (6,589,334)        (13,776,096)
----------------------------------------------------------------
Net increase (decrease)       (2,119,941)            200,819

                               Class I
                           Six Months Ended        Class I
                            March 31, 2004        Year Ended
                             (Unaudited)      September 30, 2003
                           ----------------   ------------------
Shares sold                     296,203           1,792,092
Shares redeemed                (164,575)           (256,302)
----------------------------------------------------------------
Net increase                    131,628           1,535,790

                               Class C
                           Six Months Ended        Class C
                            March 31, 2004        Year Ended
                             (Unaudited)      September 30, 2003
                           ----------------   ------------------
Shares sold                     716,840           1,067,894
Shares redeemed                (523,099)           (440,817)
----------------------------------------------------------------
Net increase                    193,741             627,077

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended March 31, 2004, were $51,098,043 and $72,830,501, respectively. There were no purchases or sales of long-term U.S. government securities.

At March 31, 2004, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                              $ 162,261,543
Depreciation                               (292,330,640)
                                          -------------
Net unrealized depreciation on
  investments                             ($130,069,097)
-------------------------------------------------------

At March 31, 2004, the cost of investments for federal income tax purposes was $700,157,454.

6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to

Centennial Lakes Capital, LLC (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and
(ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of March 31, 2004, there were $758,902 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Upon termination of the 12b-1 Plan, the Fund is not contractually obligated to continuing paying these excess costs. As such, this amount has not been recorded as a liability in the Fund's records.

Distribution and shareholder servicing fees incurred by Class A shares for the six months ended March 31, 2004 were $238,779 and $596,947, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the six months ended March 31, 2004 were $17,939 and $44,847, respectively. The Fund was advised that the Distributor advanced $75,060 of distribution and shareholder servicing fees related to Class C shares for the six months ended March 31, 2004. Distribution and shareholder servicing fees incurred by Class C shares for the six months ended March 31, 2004 were $133,759 and $44,586, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the six months ended March 31, 2004 were $42,382 and $14,128, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $102,441 and contingent deferred sales charges on Class C shares of $23,446 for the six months ended March 31, 2004.

7. OTHER AFFILIATES *

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of March 31, 2004 amounted to $72,814,841 representing 12.8% of net assets. Transactions during the six months ended March 31, 2004 in which the issuer was an "affiliated person" are as follows:

                                                     EMS        Endocardial      Epicor           Hyperion
                                  Digimarc      Technologies,   Solutions,      Software         Solutions         LeCroy
                                Corporation**       Inc.           Inc.       Corporation**   Corporation**(1)   Corporation
                                -------------   -------------   -----------   -------------   ----------------   -----------
September 30, 2003
 Balance
 Shares                              950,000         500,000     2,135,703      2,220,000           406,492          675,000
 Cost                            $21,167,839     $ 9,278,176    $8,611,113     $3,999,439        $7,881,527      $15,511,419
Gross Additions
 Shares                                   --         125,000            --             --                --               --
 Cost                            $        --     $ 2,708,418    $       --     $       --        $       --      $        --
Gross Deductions
 Shares                                   --              --            --        120,000                 1           63,726
 Cost                            $        --     $        --    $       --     $  476,457        $       25      $ 2,316,708
March 31, 2004
 Balance
 Shares                              950,000         625,000     2,135,703      2,100,000           406,491          611,274
 Cost                            $21,167,839     $11,986,594    $8,611,113     $3,522,982        $7,881,502      $13,194,711
----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss)             $         0     $         0    $        0     $1,080,012        $       14      $(1,052,639)
----------------------------------------------------------------------------------------------------------------------------
Investment income                $         0     $         0    $        0     $        0        $        0      $         0
----------------------------------------------------------------------------------------------------------------------------

                                    Neose                                         Tut
                                Technologies,   QuickLogic    Transgenomic,    Systems,
                                    Inc.        Corporation       Inc.           Inc.          Total
                                -------------   -----------   -------------    --------        -----
September 30, 2003
 Balance
 Shares                            1,083,333      1,440,000     2,530,000       1,610,000
 Cost                            $25,951,011    $18,476,942    $9,128,334     $11,513,745   $131,519,545
Gross Additions
 Shares                               36,787        260,000       270,000              --
 Cost                            $   332,555    $ 1,538,704    $  270,000     $        --   $  4,849,677
Gross Deductions
 Shares                                   --             --            --              --
 Cost                            $        --    $        --    $       --     $        --   $  2,793,190
March 31, 2004
 Balance
 Shares                            1,120,120      1,700,000     2,800,000       1,610,000
 Cost                            $26,283,566    $20,015,646    $9,398,334     $11,513,745   $133,576,032
--------------------------------------------------------------------------------------------------------
Realized gain (loss)             $         0    $         0    $        0     $         0   $     27,387
--------------------------------------------------------------------------------------------------------
Investment income                $         0    $         0    $        0     $         0   $          0
--------------------------------------------------------------------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the six months ended March 31, 2004, but not at March 31, 2004.

(1) Formerly known as Brio Software, Inc. (acquired by Hyperion Solutions Corporation on October 23, 2003 in a 0.109/1.00 share ratio).

8. LINE OF CREDIT

The Fund has a $50,000,000 line of credit with U.S. Bank, N.A expiring July 31, 2004. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the six months ended March 31, 2004, the Fund did not draw upon the line of credit.

9. RELATED PARTY TRANSACTIONS

As of March 31, 2004, officers and directors of the Fund beneficially owned 6,449,930 shares or 11.47% of the Fund's outstanding shares (1.50% of which was owned through the Advisor's profit sharing plan).



































































HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES -- A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-888-533-KOPP; (2) at koppfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

Except for historical information, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described in the Fund's current Prospectus, other factors bearing on this report include the accuracy of the advisor's forecasts and predictions and the appropriateness of the investment program designed by the advisor to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

                    (This page is intentionally left blank.)

[KOPP FUND LOGO]
(C)2004 Kopp Investment Advisors, LLC

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                         SEMI-ANNUAL REPORT 2004

U.S. BANCORP FUND SERVICES, LLC

For overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o U.S. Bancorp Fund        c/o U.S. Bancorp Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, LLC
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds are distributed by Centennial Lakes Capital, LLC, a member of the NASD and an affiliate of Kopp Investment Advisors, LLC and the Fund.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

     Incorporate by reference to previous Form N-CSR filing dated September 30, 2003.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  Kopp Funds, Inc.
                       ------------------------------------------------

      By (Signature and Title) /s/ LeRoy C. Kopp
                               -------------------------------------------------
                               LeRoy C. Kopp, Chief Executive Officer, President

         Date   6/3/04
                -------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title) /s/ LeRoy C. Kopp
                               -------------------------------------------------
                               LeRoy C. Kopp, Chief Executive Officer, President

         Date  6/3/04
               --------------------------------------------------------

         By (Signature and Title)  /s/ John P. Flakne
                                   ---------------------------------------------
                                   John P. Flakne, Chief Financial Officer,
                                   Treasurer

         Date  6/3/04
               --------------------------------------------------------